SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12


                          FRANKLIN LAKE RESOURCES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                      -i-

                          FRANKLIN LAKE RESOURCES INC.

                                                               March 15, 2002

To the Holders of Common Shares
of Franklin Lake Resources Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Franklin Lake Resources Inc., which will be held at the Conference Center of Stardust Hotel, 300 Las Vegas Boulevard South, Las Vegas, Nevada at 11:00 a.m.
(PDT) on Friday, April 19, 2002.

Enclosed are a formal Notice of Annual Meeting and the Proxy Statement, which describe the business to be conducted at the meeting. The Board of Directors proposes that shareholders reelect Father Gregory Ofiesh, Mr. Stanley Combs, Mr. Kamal Alawas, Mr. Robert Chatwin, Mr. Paul Kaser, and Mr. Maher Moussa for one-year terms on the Board of Directors. Shareholders also will be asked to ratify the appointment of an accounting firm to serve as independent auditors of Franklin Lake Resources Inc. for 2002. The Board is in the process of interviewing candidates and will announce the name of the selected firm at the meeting.

Your vote is important. Whether or not you attend the meeting, we encourage you to vote your shares. You may vote your shares by mail if you wish. Instructions for using this convenient alternative are provided with your Proxy We also include an addressed and paid postage envelope (if mailed in the U.S.)If your shares are held beneficially in a brokerage account, please follow the instructions you receive from your broker.

We have included instructions for obtaining a copy of Franklin Lake Resources Inc.'s 2001 Annual Report, including audited financial statements, free of charge.

We have also enclosed a question card with the proxy statement. If you have questions about Franklin Lake Resources Inc. that you would like to have answered at the meeting or by e-mailing writing, please forward directly them to me.


Sincerely,

/s/ Father Gregory Ofiesh
------------------------------
Father Gregory Ofiesh
President and Chief Executive Officer

                            Notice of Annual Meeting

Notice is hereby given to the holders of common shares of Franklin Lake Resources Inc. that the Annual Meeting of Shareholders of the corporation will be held at the Stardust Hotel, 300 Las Vegas Boulevard South, Las Vegas, Nevada, Friday, April 19, 2002, at 11:00 a.m. (PDT) to consider and act upon the following matters:

1. To elect six Directors to Franklin Lake Resources Inc. Board of Directors to serve a term of one year.

2. To approve the appointment of an auditing firm to be named at the meeting to serve as Independent Auditors for the year 2002 at the meeting.

3. To transact such other business as may properly be brought before the meeting.

                                         /s/ Peter Boyle
                                         ---------------------------------------
March 15, 2002                           PETER BOYLE
                                         Corporate Secretary and General Counsel


                             Your vote is important

Please sign and return the proxy card in the enclosed envelope, which does not require postage if mailed in the United States. If your shares are held beneficially in a brokerage account, please follow the instructions that you receive from your broker.

                                Table of Contents

Questions and Answers ..................................................... 1
Outstanding Voting Shares ................................................. 2
Election of Directors
        Nominees .......................................................... 3
        Continuing Directors .............................................. 4
Meetings and Committees of the Board ...................................... 5
Director Compensation ..................................................... 6
Management's Security Ownership ........................................... 6
Executive Compensation ....................................................
        Compensation Committee Report on Executive Compensation ........... 6
        Summary Compensation Table ........................................ 6
        Stock Options/SAR Grants in 2001 .................................. 7
        Aggregated Option/SAR Exercises in Last Fiscal and
        Fiscal Year-End Options/SAR Values ................................ 7
        Pension and Supplemental Retirement Plans ......................... 7
        Severance and Employment Agreements ............................... 7
Report of Audit Committee ................................................. 8
Stock Performance Graph ................................................... 8
Approval of Auditors ...................................................... 8
Shareholder Proposals for the 2002 Annual Meeting of Shareholders ......... 9
Other Business ............................................................ 9

                      Proxy Statement Questions and Answers

1.   Q:  Why am I receiving these materials?

     A: The Board of Directors of Franklin Lake Resources Inc. provides these proxy materials for use at the Annual Meeting of Shareholders to be held on April 19, 2002. As a shareholder you are invited to attend the annual meeting, and you are entitled to vote on the proposals described in this proxy statement. These materials were sent to shareholders on or about March 18, 2002.

2.   Q:  Who is entitled to vote at the annual meeting?

     A: Only common shareholders of record at the close of business on March 15, 2002, the record date, are entitled to vote at the Annual Meeting. At that date, 6,396,333 common shares of Franklin Lake Resources Inc. were issued and outstanding. Each shareholder is entitled to one vote per share.

3.   Q:  What issues may I vote on at the annual meeting?

     A: You may vote on the election of six nominees to serve on the Board of Directors, to approve the Board of Directors' selection of a firm to serve as the independent auditor for 2002 and on any other business that is properly brought before the meeting.

4.   Q: How do I vote my shares?

     A: You may vote either in person at the Annual Meeting or by signing and returning a Proxy. If you vote by a Proxy, then you must return the Proxy according to the instructions included on the reverse side of the Proxy. Voting by Proxy will not affect your right to vote your shares if you attend the annual meeting and desire to vote in person.

5.   Q:  May I change my vote?

     A: You have the right to revoke your proxy any time before the annual meeting by:

     - Providing written notice to an officer of Franklin Lake Resources Inc. and voting in person at the annual meeting; or

     - Submitting a new written proxy bearing a later date at any time before the proxy is voted at the meeting.

 6.  Q:  How are the votes counted?

     A: In the election of Directors, you may vote FOR all of the nominees or your vote may be WITHHELD with respect to one or more nominees. If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted FOR all nominees and FOR the appointment of the auditing firm selected by the Board of Directors, to be announced at the meeting.

     Shares voted as abstentions on any matter (or as "withhold authority" as to Directors) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting and as unvoted for purposes of determining the approval of each matter as to which the shareholder has withheld authority.

     If a broker submits a Proxy that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters.

 7.  Q:  Where and when will I be able to find the results of the voting?

     A: The results will be announced at the Annual Meeting of Shareholders. Franklin Lake Resources Inc. will also issue a press release and publish the final results in its quarterly report on Form 10-QSB for the second quarter of 2002 to be filed with the Securities and Exchange Commission.

     You also may find the results on our website at http://www.fklr.com.

 8.  Q:  Who bears the cost of soliciting votes for the annual meeting?

     A: Franklin Lake Resources Inc. will pay the cost of preparing, assembling, printing, mailing, and distributing these proxy materials. In addition to soliciting proxies by mail, officers and employees of the company Franklin Lake Resources Inc. may solicit them by telephone or in person. Employees receive no additional compensation for these solicitation activities.


                            Outstanding Voting Shares

The only persons known to Franklin Lake Resources Inc. to own beneficially (as defined by the Securities and Exchange Commission for proxy statement purposes) more than 5 percent of the outstanding common shares of Franklin Lake Resources Inc. as of January 31, 2002, are as follows:



NAME AND ADDRESS                  AMOUNT AND NATURE OF
OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP        PERCENT OF CLASS
----------------------------      --------------------        ----------------
Father Gregory Ofiesh
172 Starlite Street
South San Francisco,
CA 94080                            2,382,096 (*)                   37.2%


Forrest G. Godde                     744,230 (*)                    11.6%
P O Box 1152
Lancaster,
CA 93584-1152

----------
* Includes shares owned by a corporation of which the named party owns 100 percent of the shares and controls 100 percent of the voting power.

                              Election of Directors

The terms of Father Gregory Ofiesh, Mr. Stanley Combs, Mr. Kamal Alawas, Mr. Robert Chatwin, Mr. Paul Kaser, and Mr. Maher Moussa expire at the time of the 2002 Annual Meeting of Shareholders. The Board of Directors nominates them for reelection to serve one-year terms ending at the time of the Annual Meeting for 2002.

The affirmative vote of a majority of the common shares present and entitled to vote with respect to the election of Directors is required for the election of the nominees to the Board of Directors. The proxies solicited may be voted for a substitute nominee or nominees in the event that any of the nominees is unable to serve, or for good reason will not serve, which is a contingency we do not now anticipate.

Brief biographies of the Director nominees follow. These biographies include their ages (as of the 2001 Annual Meeting of Shareholders), and outlines of their business experiences.


NAME                            AGE      CURRENT POSITION
----------------------------------------------------------------------
Father Gregory Ofiesh           71       President, CEO and Director
Stanley Combs                   56       Director
Kamal Alawas                    50       Director
Robert Chatwin                  75       Director
Paul Kaser                      48       Director
Maher Moussa                    36       Director

FATHER GREGORY OFIESH, director, president and chief executive officer, is California resident. After 42 years as an Orthodox priest, Father Ofiesh retired as Pastor of St. Nicholas Orthodox Church, San Francisco, California, on January 1, 2001. Prior to his retirement, he was, and he continues to serve as, Dean of the San Francisco Bay Area Orthodox Clergy. Fr. Gregory has served as an officer and director of the Company since March 2000.

ROBERT CHATWIN, a director, is a resident of British Columbia. He is a retired businessman. Mr. Chatwin has been a director of Franklin Lake since July 1998.

STANLEY R. COMBS, director, is a Florida resident. Mr. Combs is licensed architect currently self-employed as a business consultant. Until January 2001, he was Vice President of Asighning Construction - Laundromax - Architect. Prior to that he had been director of planning and construction for Claire's Stores. Mr. Combs has served as a director of the Company since July 1998.

MAHER MOUSSA, a director, is a citizen of Canada, resident in the U.S. He is currently self-employed as a business consultant. Previously, he was employed in a family import-export business in Egypt and Canada. Mr. Moussa became a director of the Company in April 2001.

PAUL A. KASER, a resident of New Jersey, is a chemical engineer with BASF, a large chemical company. He holds a BS degree from New Jersey Institute of Technology and MBA from Seton Hall University. Mr. Kaser was appointed a director of the company in January 2002.

KAMAL ALAWAS, resident of Washington, is the president of International Star Inc. and Sidon International Resources Corp., both mining companies. Previously, he was associated with other mining companies and involved with private investments. Mr. Alawas was appointed a director of the company in January 2002.


                      Meetings and Committees of the Board

The full Board of Directors held a total of seven regularly scheduled and special meetings in 2001. Each incumbent Director attended at least 75 percent of the total of all meetings of the Board of Directors held during the period for which he was a Director and all meetings of the committees during the periods he served on such committees.

The full Board of Directors considers and acts on all matters requiring Board action. In view of the company's small size, its lack of significant revenue, the small size of the Board, and the fact that no executive officer receives more than minimal compensation or benefits, the Board determined that the establishment of any committees was not warranted at this time.

The Board will establish an ad hoc committee any time it determines that there is an issue which it believes deserves additional attention. The Board will also establish permanent committees, such as an audit committee and a compensation committee, if and when it determines that such committees would be useful.


                              Director Compensation

Directors of Franklin Lake Resources Inc. currently receive no cash compensation for their service as directors. In 1996 the Board of Directors established, and the shareholders approved the "Directors' Stock Option Plan-1996." Under this plan, each director automatically receives options to purchase 5,000 shares of the company's stock (adjusted for the reverse split on January 9, 2002) at the annual meeting.

Directors who are also Executive Officers of Franklin Lake Resources Inc. receive compensation for their service as officers as stated below in the section captioned "Executive Compensation."


                         Management's Security Ownership

Listed in the following table are the numbers of common shares of Franklin Lake Resources Inc. beneficially owned by Directors and the executive officers named in the Summary Compensation Table, as well as the number of shares owned by Directors and executive officers of the corporation as a group as of January 31, 2002:

================================================================================
                                                                       Percent
Title of Class      Persons or Group                Shares Owned      of Class
================================================================================

Common              Father Gregory Ofiesh (1)        2,382,096          37.2%
                    Starlite Street
                    South San Francisco
                    California  94080

Common              Kamal Alawas,                            0           0%
                    172 Starlite Street
                    South San Francisco
                    California  94080

Common              Robert Chatwin (2)                  34,700(2)        0.5%
                    172 Starlite Street
                    South San Francisco
                    California  94080

Common              Stan Combs                           6,250           0.1%
                    172 Starlite Street
                    South San Francisco
                    California  94080

Common              Paul Kaser                          10,000           0.2%
                    172 Starlite Street
                    South San Francisco
                    California 94080

Common              Maher                                    0           0%
                    Moussa
                    172 Starlite Street
                    South San Francisco
                    California 94080

Common              Peter Boyle                          5,000           0.1%
                    172 Starlite Street
                    South San Francisco
                    California  94080
--------------------------------------------------------------------------------
Common              Officers and Directors
                    as a Group (3)                   2,438,046          38.1%
================================================================================

(1) Father Gregory Ofiesh, President and a Director, hold warrants to purchase 2,000,000 shares of common stock. Exercise of all such warrants, and assuming the exercise of all other outstanding warrants and options, would result in beneficial ownership of 4,382,096 shares, or 42.6% of the class.

(2) Robert Chatwin, a Director, holds warrants to purchase 27,000 shares of common stock. Exercise of all such warrants, and assuming the exercise of all other outstanding warrants and options, would result in beneficial ownership of 61,700 shares, or 0.6% of the class.

(3) Upon exercise of outstanding warrants, Officers and Directors as a group would beneficially own 4,595,496 shares, or 44.9% of the class.

The information with respect to beneficial ownership of securities of Franklin Lake Resources Inc. is based on information furnished to the corporation by each person included in the table.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Franklin Lake Resources Inc.'s Directors and executive officers and holders of more than 10 percent of the corporation's common shares to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the corporation. We are advised by counsel that Franklin Lake Resources Inc. and its officers, directors, and 10% owners became subject to filing requirements of the Exchange Act upon the Company's re-domiciliation to Nevada from British Columbia, Canada, which became effective January 3, 2002. Peter Boyle was tardy filing his initial reports on Form 3. However, he is now in compliance.


                             Executive Compensation

Chief Executive Officer Compensation

The president and chief executive officer does not receive any cash compensation. Each month he receives $3,000, called a management fee, for his services. This amount may only be used to purchase shares of Franklin Lake stock.


Summary Compensation Table

The following table contains information about compensation to Franklin Lake Resources Inc.'s Chief Executive Officer and its single other compensated executive officer for each of the last three fiscal years (the "Named Officers").



==========================================================================================================================
Name and Principal Position            Year           Annual Compensation                  Long-Term Compensation
--------------------------------------------------------------------------------------------------------------------------
                                                                                        Awards                Payouts
                                                                                   ---------------     -------------------
                                                                                                           All Other
                                                   Salary            Bonus           Options***           Compensation
----------------------------------    -------    --------------    ------------    ---------------     -------------------

Father Gregory Ofiesh*                2001             $27,642
President, CEO, Director              2000             $17,647        None                                   None
                                      1999                  $0


Peter Boyle**                         2001             $27,962
Vice President, secretary             2000              $9,052        None                                   None
                                      1999                  $0

--------------------------------------------------------------------------------------------------------------------------

* The payments to Father Gregory Ofiesh, President and CEO, are called management fees, but they are not payable in cash; the amounts may only used to purchase securities of the Company. The amounts for 2001 and 2000 were based on Canadian dollars; the amounts shown above are in U.S. dollars, using the conversion rate at the end of the fiscal year. Amounts for 2002 will be based on U.S. dollars.
** Peter Boyle, vice president-regulatory affairs, is an attorney at law and does not work full-time for the Company. He is paid on a fee basis and the amounts above represent the fees paid to him during each of the respective years.
*** Each director automatically receives options to purchase 5,000 shares of company stock at the Annual Meeting of Shareholders.

No funds were set aside or accrued by the Company during fiscal year 2001, 2000 or 1999 to provide pension, retirement or similar benefits for directors or executive officers.

Options/SAR grants in last Fiscal Year

The following table provides information on grants of stock options in 2001 to officers and directors named below:

==============================================================================================================================
                            Number of
                           Securities         Percent of Total
         Name              Underlying       Options/SARs Granted        Exercise or
                          Options/SARs        To employees and           Base Price         Expiration        Grant Date
                            Granted *       Directors Fiscal Year       ($/Share) *            Date        Present Value ($)
------------------------------------------------------------------------------------------------------------------------------

Father Gregory Ofiesh         5000                   33%                    1.00              6-5-02             0.00
Robert Chatwin                5000                   33%                    1.00              6-5-02             0.00
Stanley Combs                 5000                   33%                    1.00              6-5-02             0.00

------------------------------------------------------------------------------------------------------------------------------

*   Adjusted for reverse stock split on 1-9-02


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Options/SAR Values

The following table provides information on option exercises in 2001 by the officers named below and on the number and value of any unexercised options held by the these officers at the end of 2001:

                                                 Number of Securities Underlying       Value of unexercised
                                                 Exercised                             in-the-money
                                                 options/SARS at                       Options/Sars at
                                                 at Fiscal Year End                    Fiscal Year End ($)
                                                 -----------------------------------------------------------------------------
Name              Shares Acquired    Value        Exercisable       Unexercisable       Exercisable       Unexercisable
                  On Exercise        Realized
------------------------------------------------------------------------------------------------------------------------------

Father Gregory            0              0            10,000                0                 350                 0
Ofiesh

------------------------------------------------------------------------------------------------------------------------------


Pension and Supplemental Retirement Plans

Franklin Lake Resources, Inc. does not currently provide retirement benefits for its executive officers.

Severance and Employment Agreements

Franklin Lake Resources Inc. does not have any severance or employment agreement with anyone.

                            Report of Audit Committee

The Board of Directors operates as a whole on all matters and does not have an audit committee or any other committee (refer to "Meetings and Committees of the Board", above).

                             Stock Performance Graph

The graph below compares the cumulative total shareholder return on Franklin Lake Resources Inc.'s common shares for the last three fiscal years with the cumulative total return of the NASDAQ Market Index and the Philadelphia Gold and Silver Index over the same period (assuming the investment of $100 in each vehicle on October 31, 1999, and reinvestment of all dividends).

Comparison of 3-year cumulative total return among Franklin Lake Resources Inc., NASDAQ Market Index, and PHLX G.S. Index:


                             [GRAPH OBJECT OMITTED]


                         10/31/99         10/31/00          10/31/01
                         --------         --------          --------
Franklin Lake
Resources Inc.             $100              $43               $61
Nasdaq Index               $100             $114               $57
PHLX G.S. Index            $100              $63               $78




                              Approval of Auditors

At the Annual Meeting, the Board of Directors will propose that shareholders approve the appointment of an auditing firm to audit the financial statements of Franklin Lake Resources Inc. for 2002. The firm selected will be announced at the meeting. The Directors will select a firm that has no direct or indirect financial interest in Franklin Lake Resources Inc. Proxies, unless otherwise directed thereon, will be voted in favor of the auditing firm selected by the Board of Directors.

Audit Fees

Audit fees that Ellis Foster, Chartered Accountants, was paid by Franklin Lake Resources Inc. for audit of the corporation's annual financial statements for 2001 were $7,500 Cdn.

All Other Fees

Fees that Ellis Foster, Chartered Accountants, billed to Franklin Lake Resources Inc. for all other non-audit services rendered to the corporation during 2001 totaled $ 2500 Cdn, primarily for tax related services. The Board of Directors considered and confirmed that the provision of these non-audit services was compatible with maintaining the independence of Ellis Foster as Franklin Lake Resources independent auditor.

              Shareholder Proposals for 2003 Annual Meeting

Any holder of common shares of the corporation who intends to present a proposal which may properly be acted upon at the 2003 Annual Meeting of Shareholders of the corporation must submit such proposal to the corporation so that it is received at the corporation's principal executive offices at 172 Starlite Street, South San Francisco, California, 94080, on or before December 15, 2002, for inclusion in the corporation's Proxy Statement and form of Proxy relating to that meeting.

                                 Other Business

As of the date hereof, the Board of Directors of Franklin Lake Resources Inc. does not know of any matters to be presented to the meeting other than as described above. If any other matters properly come before the meeting, the proxies will vote thereon at their discretion.

A copy of Franklin Lake Resources Annual Report on Form 10-KSB for the year ended December 31, 2001, including financial statements and schedules thereto, filed with the Securities and Exchange Commission, is available without charge to shareholders. Address written requests to:


                         Corporate Secretary
                         Franklin Lake Resources Inc.
                         172 Starlite Street
                         South San Francisco, CA  94080

--------------------------------------------------------------------------------
                               VOTING INSTRUCTIONS
                               FOR VOTING BY MAIL

     - Mark, sign, and date your proxy card and return it in the postage-paid (if mailed in the U.S.) envelope provided.

 Thank you for voting.

                             * Please detach here *
--------------------------------------------------------------------------------

                                      PROXY
                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             FRANKLIN LAKE RESOURCES INC.

The undersigned hereby appoint FATHER GREGORY OFIESH and PETER BOYLE (each with power to act alone and with full power of substitution) the proxies of the undersigned to vote all common shares that the undersigned is entitled to vote at the Annual Meeting of Franklin Lake Resources Inc. to be held April 19, 2002, and at any adjournment thereof, and hereby directs that this proxy be voted as follows:


1. ELECTION OF DIRECTORS         FOR all nominees listed below [ ]               WITHHOLD AUTHORITY  [ ]
                              (except as marked to the contrary below)      to vote for all nominees listed
                                                                                         below


01) Fr. Gregory Ofiesh                02) Robert Chatwin                        03) Kamal Alawas


04) Stanley Combs                     05) Maher Moussa                          06) Paul Kaser


(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's names in the space provided below.)


--------------------------------------------------------------------------------

2. APPROVAL OF THE BOARD OF DIRECTORS' SELECTION OF AN INDEPENDENT AUDITING FIRM, TO BE ANNOUNCED AT THE MEETING.

                  FOR  [ ]      AGAINST  [ ]       ABSTAIN  [ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                               - SEE OTHER SIDE -

                       FRANKLIN LAKE RESOURCES INC. LOGO]
               172 Starlite Street, South San Francisco, CA 94080


                               - SEE OTHER SIDE -

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF SPECIFIC DIRECTIONS, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS IN ITEM 1 AND FOR APPROVAL OF THE AUDITOR IN ITEM 2.

Please sign exactly as name appears hereon. When signing as attorney, administrator, trustee, or guardian, please give your full title.

                                  Total Shares




Dated:                   , 2002
      -------------------



----------------------------                   --------------------------------
Signature                                      Signature, if held jointly

--------------------------------------------------------------------------------

               PLEASE RETURN UPPER PORTION IN ENVELOPE PROVIDED.

                          PLEASE VOTE YOUR PROXY...NOW!

PLEASE VOTE YOUR PROXY PROMPTLY. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

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